Supplement dated August 8, 2006

to John Hancock Trust Statement of Additional Information

dated April 28, 2006

The following supplements, and supersedes any contrary information in, the Statement of Additional Information:

Special Redemptions

Although it would not normally do so, the Trust has the right to pay the redemption price of shares of the Trust in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any portfolio securities received in a redemption of portfolio shares, the shareholder will incur a brokerage charge. Any such securities would be valued for purposes of fulfilling such a redemption request in the same manner as they are in computing the portfolio’s net asset value.

The Trust has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of portfolio assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company such as the Trust from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in kind distribution of portfolio securities. However, under a no-action letter issued by the SEC, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in kind redemptions by affiliated shareholders subject to specified conditions, including that:

•	the distribution is effected through a pro rata distribution of the distributing portfolio’s securities;
•	the distributed securities are valued in the same manner as they are in computing the portfolio’s net asset value;
•

neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

•

the Trustees of the Trust, including a majority of the independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the portfolio.

JHTSAIS2 8/06